UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 13, 2012

GENESEE & WYOMING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31456	06-0984624
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Field Point Road, Greenwich, Connecticut		06830
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 629-3722

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Common Stock Offering

On September 13, 2012, Genesee & Wyoming Inc. (“the Company”) entered into an underwriting agreement (the “Common Stock Underwriting Agreement”) with Mortimer B. Fuller III, the Chairman of the Company’s Board of Directors (the “Selling Shareholder”), Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, and the other several underwriters named therein (collectively the “Common Stock Underwriters”), related to a public offering of 3,500,000 shares (the “Underwritten Shares”) of Class A Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, which amount included 233,996 shares offered by the Selling Shareholder, at a price of $64.75 per share. Pursuant to the terms of the Common Stock Underwriting Agreement, the Company granted the underwriters an option to purchase up to 525,000 additional shares (the “Optional Shares” and, together with the Underwritten Shares, the “Shares”) which the underwriters exercised on September 14, 2012. On September 19, 2012, the Company closed the underwritten public offering of 4,025,000 Shares, which amount included the 233,996 Shares offered by the Selling Stockholder and the Optional Shares.

Tangible Equity Units Offering

Also on September 13, 2012, the Company entered into an underwriting agreement (the “Units Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, and the other several underwriters named therein (collectively the “Units Underwriters”) related to a public offering of 2,000,000 5.00% Tangible Equity Units (the “Underwritten Units”), each with a stated amount of $100. Pursuant to the terms of the Units Underwriting Agreement, the Company granted the Units Underwriters an option to purchase up to 300,000 additional Units (the “Optional Units” and, together with the Underwritten Units, the “Units”) which the underwriters exercised on September 14, 2012. On September 19, 2012, the Company closed the underwritten public offering of an aggregate of 2,300,000 5.00% Units, which amount included the Optional Units.

Each Unit initially consists of (i) a prepaid stock purchase contract (each a “Purchase Contract,” and collectively, the “Purchase Contracts”) that shall be settled against delivery of a number of shares of the Company’s Common Stock to be determined pursuant to the Purchase Contract Agreement (as defined below) or redeemed, under certain circumstances, for cash and/or shares of the Common Stock and (ii) a senior amortizing note due October 1, 2015 (each an “Amortizing Note,” and collectively, the “Amortizing Notes”) that has an initial principal amount of $14.1023, bears interest at a rate of 4.50% per annum, and has a final installment payment date of October 1, 2015.

In connection with the issuance of the Units, the Company entered into a Purchase Contract Agreement, dated as of September 19, 2012, with Wilmington Trust, National Association, as purchase contract agent and as attorney-in-fact for the holders of the Purchase Contracts from time to time and Wilmington Trust, National Association, as trustee under the Indenture (as defined below).

Unless settled or redeemed earlier, on October 1, 2015, each Purchase Contract will automatically settle and the Company will deliver a number of shares of Common Stock based on the applicable market value, which is the average of the daily volume weighted average price of the Common Stock on each of the 20 consecutive trading days beginning on, and including, the 23rd scheduled trading day immediately preceding October 1, 2015, as follows (subject to adjustment):

•

if the applicable market value is equal to or greater than the threshold appreciation price, which is initially approximately $80.9389, holders will receive 1.2355 shares of Common Stock (the “minimum settlement rate”);

•

if the applicable market value is greater than the reference price, which is initially $64.75, but less than the threshold appreciation price, holders will receive a number of shares of Common Stock equal to $100, which is the stated amount of each Unit, divided by the applicable market value; and

•	if the applicable market value is less than or equal to the reference price, holders will receive 1.5444 shares of Common Stock (the “maximum settlement rate”).

At any time prior to the close of business on the third scheduled trading day immediately preceding October 1, 2015, the holder of a Purchase Contract may settle its purchase contract early, and the Company will deliver a number of shares of Common Stock equal to the minimum settlement rate. In addition, if a “fundamental change” (as defined in the Purchase Contract Agreement) occurs and the Purchase Contract holder elects to settle its Purchase Contract early in connection with such fundamental change, such holder will receive a number of shares of Common Stock based on the fundamental change early settlement rate, as described in the Purchase Contract Agreement.

The Company may elect to settle all, but not less than all, outstanding Purchase Contracts on or after May 15, 2013 at the “early mandatory settlement rate” (as defined in the Purchase Contract Agreement), upon a date fixed by the Company upon not less than five business days’ notice. In addition, if the agreement and plan of merger relating to the Company’s pending acquisition of RailAmerica, Inc. has terminated, the Company may elect within the five business days immediately following April 30, 2013 to redeem all, but not less than all, outstanding Purchase Contracts on the terms set forth in the Purchase Contract Agreement (a “Merger Termination Redemption”). Except for cash in lieu of fractional shares or, under certain circumstances, in the event of a Merger Termination Redemption, the Purchase Contract holders will not receive any cash distributions under the Purchase Contracts.

In connection with the issuance of the Amortizing Notes, the Company entered into Indenture, dated as of September 19, 2012 with Wilmington Trust, National Association, as trustee (the “Base Indenture”), and a First Supplemental Indenture, dated as of September 19, 2012, with the Trustee (the “Supplemental Indenture” and, together, with the Base Indenture, the “Indenture”). The form of the Base Indenture was filed as Exhibit 4(f) to the Registration Statement.

On each January 1, April 1, July 1 and October 1, commencing on January 1, 2013 (each, an “installment payment date”), the Company will pay holders of Amortizing Notes equal quarterly cash installments of $1.25 per Amortizing Note (except for the January 1, 2013 installment payment, which will be $1.4167 per Amortizing Note), which cash payment in the aggregate will be equivalent to a 5.00% cash distribution per year with respect to each $100 stated amount of Units. Each installment will constitute a payment of interest (at a rate of 4.50% per annum) and a partial repayment of principal on the Amortizing Note, allocated as set forth in the amortization schedule provided in the Indenture.

If the Company elects to settle the Purchase Contracts early or in the event of Merger Termination Redemption, holders of the Amortizing Notes (whether held as part of a Unit or as a separate Amortizing Note) will have the right to require the Company to repurchase such holders’ Amortizing Notes.

The Indenture contains certain covenants by the Company, including, a covenant that limits the Company’s ability to consolidate, merge, sell or otherwise dispose of all or substantially all of its assets. The Indenture also contains customary events of default which would permit the holders of the Amortizing Notes to declare those Amortizing Notes to be immediately due and payable if not cured within applicable grace periods, including the failure to make timely installment payments on the Amortizing Notes or other material indebtedness, the failure to satisfy covenants and specified events of bankruptcy and insolvency.

Each Unit may be separated into its constituent Purchase Contract and Amortizing Note after the initial issuance date of the Units, and the separate components may be combined to create a Unit, in each case in accordance with the terms of the Purchase Contract Agreement.

The Company has applied to list the Units on the New York Stock Exchange, subject to satisfaction of its minimum listing standards with respect to the Units. If the Units are approved for listing, the Company expects trading on the New York Stock Exchange to begin within 30 calendar days after the date of original issuance of the Units. However, the Company will not initially apply to list the separate Purchase Contracts or the separate Amortizing Notes on any securities exchange or automated inter-dealer quotation system. The Company may apply to list such separate Purchase Contracts and separate Amortizing Notes in the future.

General

The sale of the Shares and the Units was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-183862) (the “Registration Statement”) and the prospectus supplements, dated September 13, 2012, to the prospectus contained therein dated September 12, 2012.

The Company expects the proceeds from the issuances of the Shares offered by the Company and the Units will be used to partially fund the Company’s previously announced acquisition of RailAmerica, Inc. (“RailAmerica”).

The foregoing description of the Common Stock Underwriting Agreement, the Units Underwriting Agreement, the Purchase Contract Agreement, the Indenture and the related instruments and transactions associated therewith does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the agreements and instruments, each of which are attached hereto as Exhibits 1(a), 1(b), 4(p), 4(s) and 4(u), and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 with respect to the Units is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

In connection with the offering of the Shares and the Units, as described in response to Item 1.01 of this Current Report on Form 8-K, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference herein and into the Registration Statement: (i) the Common Stock Underwriting Agreement, (ii) the Units Underwriting Agreement, (iii) the Purchase Contract Agreement, (iv) the form of Unit, (v) the form of Purchase Contract, (vi) the First Supplemental Indenture, (vii) the form of Amortizing Note, (viii) the Base Indenture, (ix) the opinion of Simpson Thacher & Bartlett LLP, and related consent, and (x) information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement.

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements. Statements that are not historical facts, including statements about beliefs or expectations, are forward-looking statements. These statements are based on plans, estimates and projections at the time the Company makes the statements and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should, “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and the Company cautions readers that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. Factors that could cause actual results to differ materially from those described in this filing include, among others: uncertainties as to the timing of the acquisition of RailAmerica; the possibility that various closing conditions for the acquisition of RailAmerica may not be satisfied or waived; general economic and business conditions; and other factors. Readers are cautioned not to place undue reliance on the forward-looking statements included in this filing, which speak only as of the date hereof. The Company does not undertake to update any of these statements in light of new information or future events.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 1(a)	Underwriting Agreement dated September 13, 2012 among the Company, the Selling Shareholder and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC.

Exhibit 1(b)	Underwriting Agreement dated September 13, 2012 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC.

Exhibit 4(p)	Purchase Contract Agreement, dated as of September 19, 2012, among the Company and Wilmington Trust, National Association, as Purchase Contract Agent and as attorney-in-fact for the holders of the Purchase Contracts from time to time and Wilmington Trust, National Association, as Trustee under the Indenture.

Exhibit 4(q)	Form of Unit (included in Exhibit 4(p) hereof).

Exhibit 4(r)	Form of Purchase Contract (included in Exhibit 4(p) hereof).

Exhibit 4(s)	First Supplemental Indenture, dated as of September 19, 2012, between the Company and Wilmington Trust, National Association, as Trustee.

Exhibit 4(t)	Form of Amortizing Note (included in Exhibit 4(s) hereof).

Exhibit 4(u)	Indenture, dated as of September 19, 2012, between the Company and Wilmington Trust, National Association, as Trustee.

Exhibit 5(a)	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 23(d)	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5(a)).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-183862).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESEE & WYOMING INC. (Registrant)

By:	/s/ Allison M. Fergus
Name: Allison M. Fergus
Title: General Counsel and Secretary

Date: September 19, 2012

INDEX TO EXHIBITS

Exhibit Number	Exhibit

Exhibit 1(a)	Underwriting Agreement dated September 13, 2012 among the Company, the Selling Shareholder and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC.

Exhibit 1(b)	Underwriting Agreement dated September 13, 2012 among the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC.

Exhibit 4(p)

Purchase Contract Agreement, dated as of September 19, 2012, among the Company and Wilmington Trust, National Association, as Purchase Contract Agent and as attorney-in-fact for the holders of the Purchase Contracts from time to time and Wilmington Trust, National Association, as Trustee under the Indenture.

Exhibit 4(q)	Form of Unit (included in Exhibit 4(p) hereof).

Exhibit 4(r)	Form of Purchase Contract (included in Exhibit 4(p) hereof).

Exhibit 4(s)	First Supplemental Indenture, dated as of September 19, 2012, between the Company and Wilmington Trust, National Association, as Trustee.

Exhibit 4(t)	Form of Amortizing Note (included in Exhibit 4(s) hereof).

Exhibit 4(u)	Indenture, dated as of September 19, 2012, between the Company and Wilmington Trust, National Association, as Trustee.

Exhibit 5(a)	Opinion of Simpson Thacher & Bartlett LLP.

Exhibit 23(d)	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5(a)).

Exhibit 99.1	Information relating to Part II, Item 14 “Other Expenses of Issuance and Distribution” of the Registration Statement (File No. 333-183862).